UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2019

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300 Houston, Texas 77024
(Address of principal executive offices) (Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Board of Directors and Compensation Committee (the “Committee”) of the Board of Directors of Cactus, Inc. (the “Company”) approved an amendment (“Amendment No. 1”) to the Company’s Long-Term Incentive Plan (the “Plan”), effective as of November 25, 2019, to provide that all awards, and tranches or portions thereof, granted under the Plan on and after November 25, 2019 (the “Amendment Date”) shall be subject to a minimum vesting period of one year measured from the date of grant, provided, however, that up to 5% of the total number of shares of common stock remaining available for issuance under the Plan as of the Amendment Date may be granted without regard to this minimum vesting period. Nothing contained in Amendment No. 1 limits the Committee’s authority to provide for accelerated vesting in the event of an earlier Change in Control (as defined in the Plan) or termination of service and, for the avoidance of doubt, any shares of common stock issued as a result of such accelerated vesting shall not count against the 5% limit described above. Amendment No. 1 further provides that notwithstanding anything in the Plan to the contrary, awards granted in connection with a merger, acquisition or similar transaction in substitution for stock awards granted by a previously-unrelated entity shall not be subject to the minimum vesting provisions and shall not count against the 5% limit described above.

A copy of Amendment No. 1 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to Cactus, Inc. Long-Term Incentive Plan, effective as of November 19, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2019

Cactus, Inc.

By:	/s/ David Isaac
Name:	David Isaac
Title:	General Counsel, Vice President of Administration

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